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                                                                    EXHIBIT 10.Z

                    This REVENUE SHARING AGREEMENT (this "AGREEMENT") is made
               and entered into as of the date of the Acquisition (as defined below) between and among Tack Acquisition Company, a Delaware corporation (the "ACQUISITION COMPANY"), Folksamerica Reinsurance Company, a New York reinsurance company ("FOLKSAMERICA"), and JOHN D. GILLESPIE, an individual resident of the State of Connecticut (the "INVESTMENT MANAGER").

          WHEREAS the Acquisition Company and the Investment Manager desire to enter into an agreement under which (i) the Acquisition Company and the Investment Manager shall share the revenue of Prospector Partners, L.L.C. ("PROSPECTOR PARTNERS"), and Prospector Associates, L.L.C. ("PROSPECTOR ASSOCIATES"), and (ii) the Acquisition Company shall pay the expenses of Prospector Partners during the Agreement Term (as defined below); and

          WHEREAS Folksamerica and the Investment Manager desire to enter into an agreement under which Folksamerica shall receive a founder's revenue share (the "FOUNDER'S REVENUE SHARE") in respect of revenue of certain businesses of the Investment Manager as provided herein.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          SECTION 1. TERM. The Acquisition Company's responsibility for the expenses of Prospector Partners and the sharing of the revenue of Prospector Partners and Prospector Associates by the Acquisition Company under the terms of Sections 2, 3, 4 and 5 hereof shall commence on January 1, 2001 (the "COMMENCEMENT DATE"), and shall remain in effect until any written notice of termination of the separate agreement between the Acquisition Company and John
D. Gillespie (the "SEPARATE AGREEMENT"), dated as of the date of the Acquisition Company's acquisition (the "ACQUISITION") of CGU Corporation, a Delaware corporation, shall be given as required under Section 2 thereof; provided, however, that the provisions of Sections 2, 3, 4 and 5 of this Agreement shall not take effect unless and until the Separate Agreement shall take effect. With respect to the provisions of Sections 2, 3, 4 and 5 of this Agreement, the period of time between the Commencement Date and the termination of such provisions pursuant to the terms of this Agreement is herein referred to as the "AGREEMENT TERM".

          SECTION 2. SHARING OF REVENUE. (a) The Investment Manager shall (i) pay or cause to be paid to the Acquisition Company out of any amounts allocable to him from the gross revenue of Prospector Partners and Prospector Associates in respect of each calendar year, no later than 30 days after the issuance of audited financial statements for Prospector Partners Fund, L.P., Prospector Partners Small Cap Fund, L.P., and Prospector Offshore Fund (Bermuda), Ltd., and any other fund that the Investment Manager shall be actively involved in the investment management during the Agreement Term (hereinafter any such funds shall collectively be referred to as the "FUNDS" and individually referred to as a "FUND"), in respect of such year, or, at

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his discretion, (ii) cause to be allocated, as of the last day of such year, to any capital account of the Acquisition Company in any of the Funds out of amounts otherwise allocable to any of the Investment Manager's capital accounts in any of the Funds in respect of such year, or (iii) shall pay, cause to be paid and/or cause to be so allocated, in aggregate, 50% of the Net Revenue (as defined below) in respect of such year to the extent such amount shall not have been previously paid or so allocated. Notwithstanding any provision herein to the contrary, the Investment Manager may pay or cause to be paid to the Acquisition Company, at any time in any calendar year during the Agreement Term, the Acquisition Company's share, or any portion of its share, of the Net Revenue for such year on an estimated basis. If the total amount paid to the Acquisition Company under this paragraph (a) in respect of any year shall exceed the Acquisition Company's share of Net Revenue for such year as finally determined, the Acquisition Company shall return such excess to the Investment Manager within 30 days of such final determination. "NET REVENUE" shall be calculated annually on a calendar year basis and shall mean the sum of (i) the aggregate gross revenue earned by Prospector Associates and Prospector Partners during any such year in respect of the Funds, less 24% of any such gross revenue in excess of $500,000 (which 24% represents the aggregate shares of such gross revenue of the founding investors of the Funds), and (ii) gross revenue earned by Prospector Partners during such year in respect of accounts managed by Prospector Partners during the Agreement Term that are not accounts of any Fund (hereinafter any such accounts shall be referred to collectively as the "SEPARATE ACCOUNTS" and individually as a "SEPARATE ACCOUNT"). Notwithstanding anything in the foregoing provisions of this paragraph to the contrary, the aforementioned definition of Net Revenue shall not include, (a) with respect to each share of convertible preferred stock in White Mountains Insurance Group, Ltd., a Bermuda company ("WHITE MOUNTAINS"), offered in connection with the Acquisition and subscribed to by any Fund or Separate Account prior to the Acquisition, the excess of $319 over the per share value at the time of subscription, as determined pursuant to the agreement under which such shares shall have been subscribed to, (b)(i) any amounts or interests earned or accrued prior to the Commencement Date, including amounts or interests earned but not yet paid in respect of Prospector Offshore Fund (Bermuda), Ltd., and any investment earnings in respect thereof, and (ii) the Investment Manager's pro rata share of investment earnings in respect of amounts earned or accrued, but not yet paid, subsequent to the Commencement Date in respect of Prospector Offshore Fund (Bermuda), Ltd., and (c) any amounts or interests earned in respect of any capital account in any of the Funds, or any Separate Account, owned by the Investment Manager, any member of Prospector Associates or Prospector Partners and any of the Investment Manager's, or any such member's, immediate family members or related entities.

          (b) Additionally, during the Agreement Term, the Investment Manager shall pay or cause to be paid to the Acquisition Company 25% of his allocable share of the amount that the aggregate cumulative distributions paid to the Connecticut Fund Business Entities (as hereinafter defined) shall exceed $3 million during the Agreement Term. Such 25% shall be calculated and paid annually on a calendar year basis no later than 30 days after the issuance of audited financial statements for such entities in respect of each calendar year during the Agreement Term. The "CONNECTICUT FUND BUSINESS" shall mean the business activities of the Connecticut Fund Business Entities (as hereinafter defined) in respect of investments under the Connecticut Insurance Reinvestment Act No. 97-292. The "CONNECTICUT FUND BUSINESS ENTITIES" shall include: (i)

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Insurance Capital Partners, LLC; (ii) Olmstead Capital Partners, LLC; (iii)
Prospector Capital Management, LLC; (iv) Prospector Partners CT Fund Investment Management, LLC; and (v) Prospector Capital Management II, LLC.

          SECTION 3. EXPENSES. In consideration of the Investment Manager agreeing to the terms of Section 2 hereof, during the Agreement Term the Acquisition Company shall be responsible for, and shall pay or cause to be paid on a timely basis, all expenses of Prospector Partners including, but not limited to, (a) employee compensation (including salaries, incentive bonuses and employee benefits), other than the Investment Manager's compensation, (b) rents,
(c) any costs associated with relocating the business office, including leasehold improvements, purchases of office equipment, and furniture, furnishings and fixtures and (d) any expenses incurred in connection with the operations of Prospector Partners. The Acquisition Company and the Investment Manager understand that Prospector Partners expects to hire one or more additional employees with superior talent and credentials in investment management activities, and such other support employees as the Investment Manager deems advisable, and that the salary and any incentive bonus of any such employee, including any share of Net Revenue of any such employee hired to conduct investment management activities, shall be included as part of the expenses the Acquisition Company agrees to pay hereunder.

          SECTION 4. ADDITIONAL INVESTMENTS BY THE ACQUISITION COMPANY. (a) The Acquisition Company, or any wholly-owned affiliate or affiliates of the Acquisition Company or White Mountains, shall make capital contributions to any Fund or Separate Account to replace any capital committed to such Fund or Separate Account as of the date of the public announcement by either the Acquisition Company or the Investment Manager, or by White Mountains, of the services to be performed by the Investment Manager pursuant to the Separate Agreement that shall be withdrawn from such Fund or Separate Account prior to the second anniversary of the date of such public announcement, in each case as a result of the Investment Manager committing to provide such services. Any withdrawal of such committed capital made after the first anniversary and prior to the second anniversary of such date shall be considered to have been made as a result of the Investment Manager committing to provide such services if the individual or entity making such withdrawal shall confirm in writing that such withdrawal shall have been a result of such commitment.

          (b) If, during the Agreement Term, the Acquisition Company or any of its affiliates shall desire to place any amount not under the investment management of Prospector Partners on the Commencement Date under the investment management of Prospector Partners, such amount shall not be invested in any of the Funds (other than as an allocation of the Acquisition Company's share of Net Revenue as provided in paragraph (a) of Section 2 hereof or as a replacement of withdrawn capital as provided in the foregoing paragraph of this Section 4) but a Separate Account shall be created by Prospector Partners for each such amount under the same terms and conditions of the 1% fee paying Separate Accounts existing on the Commencement Date.

          SECTION 5. PAYMENT UPON TERMINATION. Following the conclusion of the Agreement Term, the Acquisition Company (i) shall be entitled to any payment or allocation pursuant to and under the terms of paragraph (a) of Section 2 hereof that shall not yet have been paid or allocated but that the Acquisition Company shall have been entitled to if the Agreement

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Term had continued until the end of the year in which such termination shall have occurred, and (ii) shall pay or cause to be paid on a timely basis all expenses of Prospector Partners that shall have accrued prior to the conclusion of the Agreement Term but that shall not yet have been paid.

          SECTION 6. TERMINATION; SURVIVAL. The provisions of Sections 2, 3, 4 and 5 of this Agreement shall terminate upon the giving of written notice of termination of the Separate Agreement by either party thereto, as required under
Section 2 thereof. The provisions of Section 7 of this Agreement shall terminate upon the mutual written consent of Folksamerica and the Investment Manager. Notwithstanding the foregoing, Sections 5 and 8 of this Agreement shall survive the termination of any provisions of this Agreement.

          SECTION 7. PAYMENT OF FOUNDER'S REVENUE SHARE. (a) The Investment Manager shall pay the Founder's Revenue Share (if any) in respect of each calendar year to Folksamerica, no later than 30 days after the issuance of audited financial statements for Prospector Partners Fund, L.P., Prospector Partners Small Cap Fund, L.P., and Prospector Offshore Fund (Bermuda), Ltd. (hereinafter such funds shall collectively be referred to as the "ORIGINAL FUNDS"). The Founder's Revenue Share in respect of any calendar year shall be the amount (if any) equal to the Founder's Revenue Share Percentage (as defined below) multiplied by the excess (if any) of (i) the sum of the gross revenues of Prospector Partners and of Prospector Associates in respect of such year to the extent such revenues are allocable to one or more of the Original Funds (and not allocable to a separately managed account or other investment management activity) over (ii) Five hundred thousand (500,000).

          (b) The "FOUNDER'S REVENUE SHARE PERCENTAGE" shall initially be six percent (6%). If Folksamerica withdraws all or any part of its original $10,000,000.00 investment in the Funds (including a withdrawal of all or any part of earnings and/or appreciation in respect of such original investment), the Founder's Revenue Share Percentage or a segregated portion thereof, as determined below, shall be reduced by the amount equal to one-third of the Founder's Revenue Share Percentage or the segregated portion thereof, as the case may be, at the time of such withdrawal per year for each year beginning with the calendar year of withdrawal until the Founder's Revenue Share Percentage or segregated portion thereof, as the case may be, shall be reduced to zero. For purposes of the preceding sentence, in the event Folksamerica withdraws less than all of its original $10,000,000.00 investment in the Funds (including a withdrawal of less than all the earnings and/or appreciation in respect of such original investment) only that portion of the Founder's Revenue Share Percentage that bears the same ratio to the entire Founder's Revenue Share Percentage as the amount of the withdrawal bears to the total investment of Folksamerica at the time of such withdrawal (including earnings and appreciation thereon) shall be subject to reduction as provided by the foregoing provisions of this paragraph (b), and the Founder's Revenue Share Percentage shall be divided and segregated for purposes of identifying the portion thereof subject to reduction. The Founder's Revenue Share Percentage shall be reduced from time to time to take into account any reduction in the Founder's Revenue Share Percentage and/or any segregated portion thereof pursuant to the provisions of this paragraph.

          SECTION 8. MISCELLANEOUS. (a) This Agreement shall inure to the benefit of (i) the Investment Manager and his executors, administrators, heirs, personal representatives and

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permitted assigns, (ii) the Acquisition Company and its successors and permitted assigns and (iii) Folksamerica and its successors and permitted assigns; provided, however, that except as provided herein, the Investment Manager shall not be entitled to assign or delegate any of his rights or obligations in respect of Sections 2, 4 and 5 hereunder without the prior written consent of the Acquisition Company or his rights or obligations in respect of Section 7 hereunder without the prior written consent of Folksamerica; and each of the Acquisition Company and Folksamerica shall be permitted to assign its interests and obligations under this agreement to any wholly-owned affiliate of the Acquisition Company or White Mountains at any time with the prior written consent of the Investment Manager, such consent not to be unreasonably withheld.

          (b) This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of New York, without regard to the conflicts of law principles of such State. No provision of this Agreement or any related document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or drafted such provision.

          (c) This Agreement constitutes the entire agreement between and among the Acquisition Company, Folksamerica and the Investment Manager with respect to the responsibility for the expenses of Prospector Partners, the sharing of revenue of Prospector Partners and Prospector Associates by the Acquisition Company and the Investment Manager, and the payment of the Founder's Revenue Share and, effective as of the Commencement Date, supersedes all prior agreements, if any, whether written or oral, between and among the Acquisition Company, Folksamerica and the Investment Manager with respect to such matters.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         TACK ACQUISITION COMPANY,

                                         by
                                            ------------------------------------
                                           Name:
                                           Title:

                                         FOLKSAMERICA REINSURANCE COMPANY,

                                         by
                                            ------------------------------------
                                         Name:
                                         Title:
                                         ---------------------------------------
                                                 John D. Gillespie

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                                         Prospector Partners, L.L.C., as to the
                                         provisions of Sections 2, 3, 4 and 7
                                         hereof:

                                         PROSPECTOR PARTNERS, L.L.C.,

                                         by
                                            ------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member

                                         Prospector Associates, L.L.C., as to
                                         the provisions of paragraph (a) of
                                         Section 2 and Section 7 hereof:

                                         PROSPECTOR ASSOCIATES, L.L.C.,

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member

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                                         Each Connecticut Fund Business Entity
                                         as to the provisions of paragraph (b)
                                         of Section 2 hereof:

                                         INSURANCE CAPITAL PARTNERS, LLC,

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member

                                         OLMSTEAD CAPITAL PARTNERS, LLC,

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title:  Managing Member

                                         PROSPECTOR CAPITAL MANAGEMENT, LLC,

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member

                                         PROSPECTOR PARTNERS CT FUND INVESTMENT
                                         MANAGEMENT, LLC,

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member

                                         PROSPECTOR CAPITAL MANAGEMENT II, LLC

                                         by
                                           -------------------------------------
                                           Name: John D. Gillespie
                                           Title: Managing Member